Exhibit 99.1

Investor Day May 25, 2017 I

2 Hyatt Residence Club Maui, Kaanapali Beach, Lahaina, Hawaii

SafeHarbor This presentation may contain “forward–looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward–looking statements include statements relating to the anticipated financial performance, business prospects, new developments, and similar matters of/relating to ILG, Inc., and/or statements that use words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes,” and similar expressions. These forward-looking statements are based on management’s current expectations and assumptions, which are inherently subject to uncertainties, risks, and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in the forward-looking statements included herein for a variety of reasons, including, among others: (1) adverse trends in economic conditions generally or in the vacation ownership, vacation rental and travel industries, or adverse events or trends in key vacation destinations, (2) lack of available financing for, or insolvency or consolidation of developers, including availability of receivables financing for our business, (3) adverse changes to, or interruptions in, relationships with third parties, (4) our ability to compete effectively and successfully and to add new products and services, (5) our ability to market VOIs successfully and efficiently, (6) our ability to source sufficient inventory to support VOI sales and risks related to development of inventory in accordance with applicable brand standards, (7) the occurrence of a termination event under the master license agreement with Starwood or Hyatt, (8) actions of Starwood, Hyatt or any successor that affect the reputation of the licensed marks, the offerings of or access to these brands and programs, (8) decreased demand from prospective purchasers of vacation interests, (9) travel-related health concerns, (10) significant increase in defaults on our vacation ownership mortgage receivables; (11) the restrictive covenants in our revolving credit facility and indenture and our ability to refinance our debt on acceptable terms; (12) our ability to successfully manage and integrate acquisitions, including Vistana Signature Experiences, (13) impairment of ILG’s assets or other adverse changes to estimates and assumptions underlying our financial results, (14) our ability to expand successfully in international markets and manage risks specific to international operations (15) fluctuations in currency exchange rates, (16) the ability of managed homeowners’ associations to collect sufficient maintenance fees, (17) business interruptions in connection with technology systems, and (18) regulatory changes Discussions of additional risks and uncertainties are contained in ILG’s filings with the U.S. Securities Exchange Commission. ILG is not under any obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this presentation are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The “Hyatt Vacation Ownership” business or “HVO” refers to the group of businesses using the Hyatt® brand in the shared ownership business pursuant to an exclusive, global master license agreement with a subsidiary of Hyatt Hotels Corporation (“Hyatt”). The Vistana™ Signature Experiences business or “Vistana” uses the Westin® and Sheraton® brands (and to a limited extent the St. Regis® and The Luxury Collection® brands) in vacation ownership pursuant to an exclusive global license agreement with Starwood Hotels & Resorts Worldwide, LLC (“Starwood”). All brand trademarks, service marks or trade names, including without limitation World of Hyatt, World of Hyatt Points, SPG, Starpoints,, and ILG’s brands cited in this report, are the property of their respective holders. 3

2017 ILG Investor Day Agenda Welcome, Safe Harbor & Opening Remarks Company Overview & Strategy Exchange & Rental Lily Arteaga | VP of Investor Relations Craig Nash | Chairman, President & CEO Jeanette Marbert | EVP & COO BREAK 9:30 AM Vacation Ownership (VO) Overview VO Sales & Marketing Financial Overview Serge Rivera | President & CEO, VO Steve Williams | CCO, VO Bill Harvey | EVP & CFO Q&A All Leadership Luncheon 4 9:45 AM 11:15 AM 12:00 PM 8:30 AM

2017 ILG Investor Day Agenda

Welcome, Safe Harbor & Opening Remarks	Lily Arteaga | VP of Investor Relations	8:30 AM
Company Overview & Strategy	Craig Nash | Chairman, President & CEO	
Exchange & Rental	Jeanette Marbert | EVP & COO	
BREAK		9:30 AM
Vacation Ownership (VO) Overview	Serge Rivera | President & CEO, VO	9:45 AM
VO Sales & Marketing	Steve Williams | CCO, VO	
Financial Overview	Bill Harvey | EVP & CFO	
Q&A	All	11:15 AM
Leadership Luncheon		12:00 PM

4

Seasoned Leadership Team With Deep Industry Experience Craig Nash Chairman, President & CEO 19821 Bill Harvey EVP & CFO 2008 Jeanette Marbert EVP & COO 19841 Serge Rivera Director, ILG President & CEO, VO 19881 Steve Williams Chief Commercial Officer, VO 20001 Lily Arteaga VP Investor Relations 2015 6 1 Year joined at legacy company

7 The Westin Desert Willow Villas, Palm Desert, California

[LOGO]

Key Messages Leveraging Strengths and Differentiators • Leading market position with a portfolio of world-class assets and leading hospitality brands, including Hyatt, Sheraton, and Westin in vacation ownership • Diverse and complementary platform with a significant contribution from recurring and fee based revenues • Experienced management team Capturing Embedded Growth • $6.7B sales value with current inventory and development pipeline • Opportunity to extract incremental, recurring and fee based revenue streams • Meaningful synergy opportunities across our businesses • Positioned to capture more leisure spend from existing customers and expand distribution channels Maintaining Strong Financial Position • Strong and flexible balance sheet with proven access to securitization market • Substantive free cash flow to support organic and inorganic opportunities that create shareholder value • Clear path to increase ROIC supported by solid, capital-efficient development strategy • Ongoing commitment to returning cash to shareholders 9

Track Record of Adapting to Industry Dynamics Leveraged Strength During Economic Downturn To Diversify And Bolster The Portfolio ILG Revenue v. Industry Contract Sales ILG Revenue ($M)1 US VOI Sales ($B)2 • Market consolidation creates power shift towards large developers • Continued spin-offs and reorganizations unlock capital constraints • Multisite developers grow platforms creating pressure on traditional exchanges • Introduction of proprietary clubs, offering access to vacation ownership resorts and affiliated hotels • Great Recession causes liquidity crisis • Independent developer bankruptcies • Reduction in sales to new buyers 10 1 SEC Filings; 2003 & 2004 are unaudited. 2 ARDA State of the Vacation Timeshare Industry: United States Study, 2016 edition; data for 2016 is preliminary Increased Competition in Exchange Market Liquidity Crisis Market Consolidation Continued Recovery

An Agile and Innovative Company Development, Sales & Marketing Diversified into fee-for-service rental and management businesses • Became largest manager of legacy vacation ownership resorts in North America with a substantial footprint in Europe • Leading provider of room nights in Hawaii Acquired leading upper-upscale brands in vacation ownership and an organic growth engine • Expanded into proprietary exchange networks External Exchange Company Leading Diversified Shared Ownership Company 11 2014 - 2016 2007 - 2013 1976

Today, a Diversified and Connected Ecosystem Exchange Resort & Rental Management Development, Sales & Marketing 12

WeHaveaUniqueBusinessModel Diversified and Complementary Businesses • Significanstynergiesacrossbusinesses • Provenstabilitythrougheconomicycles Experienced Management Team • Successfutlrackrecordintheglobavlacationown andhospitalityindustries Development Expertise • Trackrecordodf evelopingworld-classresortsin desirabledestinations • Strongmargins Recurring and Fee Based Revenue Streams • Membershipc,luba, ndrelatedtransactionfees • Managemenat ndfinancingfees Exclusive Upper-Upscale Brand Licenses • ExclusiveglobarlightstoHyattS, heratona, ndWe • Long-termlicenseagreements Market Leadership stininVO ership • • • World-classresortsinkeylocationswithbrandedexperiences Largesmt anageorlfegacyVOresorts LeadingprovideorrfoomnightsinHawaii highly Long-Term Embedded Growth • Significanitnventoryfodr evelopment 13 CORE STRENGTHS COMPETITIVE ADVANTAGES

Leisure Products Built With Leading Hospitality Brands Distinct Experiences Delivered With Genuine Care Rich History of High Standards That Go Beyond A Leader in Wellness and Design 14

40% Recurring and Fee Based Revenue Current Revenue Mix Snapshot1 Rental & Ancillary Service & Membership 26% 34% 6% % 34 Sales of Vacation Ownership Consumer Financing 15 For the nine months ended March 31, 2017. 1 Excludes cost reimbursements

OuSr trategicFocus Grow VO Sales and Related Revenue Streams Drive Continued Operational Efficiency Enhance Customer Engagement Growth Through Effective Capital Allocation 16

Grow VO Sales and Capture Related Revenue Streams Increase Of 1,100+ Units From 2016 Through 2020 2020 VO Sales Recurring & Fee Based Revenue 2017 VO Sales Recurring & Fee Based Revenue Ancillary Revenue Ancillary Revenue Increasing Sales in Existing & New Markets • Leverage globally recognized brands • Increase distribution through new sales centers • Market to existing Vistana & HRC owner-families • Enhance sales distribution to new buyers Recurring & Fee Based Revenue • Management • Consumer financing • Exchange (club & membership)1 Ancillary • Resort Operations (Rentals, F&B, Spa, and Retail) 17 1 Certain Exchange revenues are Ancillary

Drive Continued Operational Efficiency Vistana Integration Is Going As Planned: Expect Meaningful Benefits Over The Next Two Years Accomplished Rolled out global telecom platform at Vistana’s Operations Centers Migrated Vistana onto our financial systems Created a dedicated VO sales and marketing leadership team Combined VO development teams Created common shared-services teams (legal, HR, IT, finance) New purchasers at Sheraton and Westin VO properties being enrolled as Interval Gold Members at POS Providing incremental Vistana inventory for use in the Interval Network Next Up Leverage operations teams HOA Management integration Sharing sales recruiting and training best practices Achieving further efficiencies in the shared services functions 18

Enhance Customer Engagement Increase share of wallet by expanding product offerings in response to customer needs and preferences Leverage technology to deliver personalized content and foster community and brand loyalty • Grow Hyatt Residence Club, Sheraton Vacation Club, and Westin Vacation Club programs to offer customers flexibility while maintaining premium pricing Diversify destinations and product experiences in the proprietary club networks Continue to introduce new products which add flexibility, expand usage options, and complement services offered by the exchanges • Expand transactional and inspirational mobile platforms across our businesses Roll out Interval’s campaign and offer management platform to the VO business to personalize marketing campaigns and digital offers Continue to grow online community and user-generated content • • • • Deliver Personalized Content Create Long-Term Relationships Digital & Mobile Strategies Capture Wallet Share Foster Community & Brand Loyalty 19

Enhance Customer Engagement

Increase share of wallet by expanding product offerings in response to customer needs and preferences

- Grow Hyatt Residence Club, Sheraton Vacation Club, and Westin Vacation Club programs to offer customers flexibility while maintaining premium pricing
- Diversify destinations and product experiences in the proprietary club networks
- Continue to introduce new products which add flexibility, expand usage options, and complement services offered by the exchanges

Leverage technology to deliver personalized content and foster community and brand loyalty

- Expand transactional and inspirational mobile platforms across our businesses
- Roll out Interval's campaign and offer management platform to the VO business to personalize marketing campaigns and digital offers
- Continue to grow online community and user-generated content

Deliver Personalized Content

Create Long-Term Relationships

Digital & Mobile Strategies

Capture Wallet Share

Foster Community & Brand Loyalty

19

Key Takeaways: ILG’s Path to Value Creation Well-positioned For The Long-term 21 Maintaining leadership position across all businesses with three upper-upscale brands in vacation ownership Diversified income streams, with meaningful contribution from fee based revenue and other recurring sources Enhancing cash flow and ROIC over time through capital-efficient development strategy Leveraging portfolio scale and financial strength to capture synergies and deliver sustained growth Balanced capital allocation to maximize shareholder value

22 Hyatt Residence Club Carmel, Highlands Inn, Carmel, California

Key Messages – RESILIENT HIGH MARGIN membership and fee-for-service businesses – Asset light model generates SIGNIFICANT FREE CASH FLOW – Ownership of proprietary clubs affiliated with LEADING HOSPITALITY brands, Hyatt Residence Club, Sheraton Vacation Club, and Westin Vacation Club – Robust INTERNATIONAL FOOTPRINT which provides platform and global customer insights that can be leveraged across the businesses – High levels of CUSTOMER LOYALTY AND ENGAGEMENT – Unparalleled presence in highly desirable HAWAIIAN MARKET – EXPERIENCED management team 23

Key Messages

– **RESILIENT HIGH MARGIN** membership and fee-for-service businesses

– Asset light model generates **SIGNIFICANT FREE CASH FLOW**

– Ownership of proprietary clubs affiliated with **LEADING HOSPITALITY** brands, Hyatt Residence Club, Sheraton Vacation Club, and Westin Vacation Club

– Robust **INTERNATIONAL FOOTPRINT** which provides platform and global customer insights that can be leveraged across the businesses

– High levels of **CUSTOMER LOYALTY AND ENGAGEMENT**

– Unparalleled presence in highly desirable **HAWAIIAN MARKET**

– **EXPERIENCED** management team







23

Broad Array of Exchange Systems to Meet Customer Needs 25 1 Full year 2016. 2 Enrolled users. 3 As of May 19, 2017 External Exchange Proprietary Club Direct to Consumer Company Members1 1.8M 170K31K 295K2 Transactions1 850K 218K33K 20K Network Size3 ~3,000 Member Resorts (80 Countries) 21 properties16 properties 1,300+ SPG-affiliated hotels650+ WOH-affiliated hotels Interval InternationalInterval International Open network

Interval International: Established, Respected Brand in Global Vacation Exchange Industry More than 40 years as The Quality Vacation Exchange Network • Important complement to a developer’s sales program • Focused on key domestic and international markets Strong customer loyalty • Over 85% retention rate • 46% of members have an upgraded membership (Gold or Platinum) Long-standing developer relationships • Chairman’s Club clients have average tenure of over 16 years Highly efficient inventory utilization • Since 2015 ~94% of inventory deposited for exchange has been utilized 26 All information as of March 31, 2017

Interval International:
Established, Respected Brand in Global Vacation Exchange Industry

More than 40 years as The Quality Vacation Exchange Network

- Important complement to a developer's sales program
- Focused on key domestic and international markets

Strong customer loyalty

- Over 85% retention rate
- 46% of members have an upgraded membership (Gold or Platinum)

Long-standing developer relationships

- Chairman's Club clients have average tenure of over 16 years

Highly efficient inventory utilization

- Since 2015 ~94% of inventory deposited for exchange has been utilized

26

All information as of March 31, 2017

Our Proprietary Clubs Are a Differentiator and Fortify Interval International Exchange into the Interval International Network of ~3,000 resorts Convert to World of Hyatt Points or SPG Starpoints and stay at over 650+ and 1,300+ hotels, respectively Travel within respective clubs (16 HRC, 21 VSN resorts) Travel to home club/resort 28 1 Results from full year 2016 branded post-stay owner survey responses KEY ATTRIBUTES • Closed proprietary exchange networks • Membership and fee-for-service model • High customer satisfaction – 85%+ owner resort experience satisfaction1 • Corporate members of Interval International

Our Proprietary Clubs Are a Differentiator and Fortify Interval International

HRC HYATT RESIDENCE CLUB

vistana SIGNATURE NETWORK

Sheraton VACATION CLUB

WESTIN VACATION CLUB

KEY ATTRIBUTES

- Closed proprietary exchange networks
- Membership and fee-for-service model
- High customer satisfaction – 85%+ owner resort experience satisfaction[1]
- Corporate members of Interval International



Exchange into the Interval International Network of ~3,000 resorts
Convert to World of Hyatt Points or SPG Starpoints and stay at over 650+ and 1,300+ hotels, respectively
Travel within respective clubs (16 HRC, 21 VSN resorts)
Travel to home club/resort

1 Results from full year 2016 branded post-stay owner survey responses

28

Aqua-Aston Hospitality: Leading Player in Attractive Hawaiian Market

KEY POINTS

- ~45 resorts under management primarily in Hawaii
  - Operated under our own brands as well as other hospitality brands
- Hawaii is one of the highest ADR markets in the U.S.
- Fee-based model for rental services and related management of hotels, condominium resorts, and HOAs
- No. 2 operator in Hawaiian Islands based on rooms managed

HAWAII ROOM COUNT MARKET SHARE[1]


7%
12%
14%
11%
10%
6%
Marriott[2]
Aqua-Aston
Hilton
Outrigger
Hyatt

OWNED

APPROVED MANAGER

1 Source: STR 2016 data based on rooms managed. 2 legacy Marriott 7%/legacy Starwood 12%

29

Exchange and Rental Multi-Pronged Strategy Leverage Synergies to Grow Affiliations & Enhance Customer Experience Expand Rental Operational Efficiencies Management Contracts Channels 31 DistributionAchieve

Enhance Customer Experience to Increase Share of Wallet Increased Engagement Will Fortify Long-term Relationships That Drive Recurring Revenue Streams preferences, needs, and wants 32 Product Offering • Continue to innovate and introduce products that expand usage options, enhance the customer experience, or are complementary to the offering • Implement a customer-incentive program that encourages direct bookings within the Aqua-Aston business • Enhance the digital experience across all platforms • Personalize content based on customer preferences • Continue Voice of Customer programs that provide insights into customer Customer Insight

Expand Distribution Channels Leverage Current Product Portfolio To Reach New Customers Consumers isure Time Passport to third-party wnership relationships with HOAs (VRI) to directly VOI owners at legacy resorts Distribution Channel VO Developers 33 VO Owners Le o Timeshare Resellers & Sold-Out HOAs Leverage Great Destinations JV and market Club Interval Gold membership to Leisure & Lifestyle Memberships Leveraging the sales force to market organizations outside of vacation

Leverage Synergies to Achieve Operational Efficiencies Existing call center and technology infrastructure provides opportunity to drive continued operational efficiencies and enhance customer service Existing relationships provide opportunities to expand product offerings across the businesses Utilize customer insights and leverage technology investment to provide enhanced customer engagement across the businesses Continue to enhance utilization of inventory 34

Grow Affiliations and Rental Management Contracts Continue expansion of network Add units at existing properties Domestically — new resorts from existing clients and HOA affiliations Take advantage of opportunistic expansion into select destinations domestically and internationally Maintain strong position in Hawaiian market Internationally — capitalize on opportunities in high-growth markets (Latin America, Caribbean and Asia) 35

Key Takeaways Sustainable Competitive Advantages 36 Recurring Fee Based Revenue Streams Significant contribution derived from recurring and fee based revenue streams Exchange memberships and transaction fees have proven to be resilient during economic downturns High-margin, low-capital-intensity businesses Complementary Business Portfolio Inventory utilization, product offerings, global infrastructure, and technology investment can be leveraged across the businesses Strong Market Position with Diversified Offering Interval International is a leader in external exchange, with a focus on the quality segment of the market HRC and VSN have a strong affiliation with leading upper-upscale brands Aqua-Aston is a significant player in the Hawaiian market TPI is a direct-to-consumer (non-membership) and lower-cost exchange program which appeals to owners at legacy resorts

[LOGO]

38 The Westin Lagunamar Ocean Resort, Cancún, Mexico

Key Messages – EXCLUSIVE USE of Hyatt, Sheraton, and Westin brands and affiliation with SPG and World of Hyatt hotel programs in the most desirable vacation ownership locations – Consistent high levels of OWNER/GUEST SATISFACTION reflected in survey scores, mortgage portfolio performance, and resort operations Hyatt Residence Club San Antonio, Wild Oak Ranch – Seasoned management team with a successful development, resort management, and sales and marketing TRACK RECORD – FLEXIBLE PRODUCT offerings to address diverse consumer preferences – SIGNIFICANT REVENUE GROWTH potential through new markets and distribution with $6.7B embedded inventory sales value in high barrier-to-entry locations The Westin Nanea Ocean Villas Maui, Hawai’i – Attractive 20%+ DEVELOPMENT MARGIN to remain stable in capital-efficient, self-sourced inventory model as distribution expands – INVENTORY target is ~2 years of sales by end of 2020 Hyatt Residence Club Carmel, Highlands Inn

Key Messages

– **EXCLUSIVE USE** of Hyatt, Sheraton, and Westin brands and affiliation with SPG and World of Hyatt hotel programs in the most desirable vacation ownership locations

– Consistent high levels of **OWNER/GUEST SATISFACTION** reflected in survey scores, mortgage portfolio performance, and resort operations

– Seasoned management team with a successful development, resort management, and sales and marketing **TRACK RECORD**

– **FLEXIBLE PRODUCT** offerings to address diverse consumer preferences

– **SIGNIFICANT REVENUE GROWTH** potential through new markets and distribution with $6.7B embedded inventory sales value in high barrier-to-entry locations

– Attractive 20%+ **DEVELOPMENT MARGIN** to remain stable in capital-efficient, self-sourced inventory model as distribution expands

– **INVENTORY** target is ~2 years of sales by end of 2020



Hyatt Residence Club San Antonio, Wild Oak Ranch



The Westin Nanea Ocean Villas
Maui, Hawai'i



Hyatt Residence Club Carmel, Highlands Inn

39

Exclusive Global Provider of Premier Upper-Upscale Hospitality Branded Vacation Ownership Products Developed Under The Hyatt, Sheraton, and Westin Brands With Access To Their Respective Loyalty Programs Provide Substantial Benefits Benefits to Business – Premium pricing through brand recognition – Lower cost distribution through enhanced outlets for room rentals – Branded hotel consumer insights for VOI marketing – Inventory sourcing opportunities Benefits to Customer – Confidence in product quality – Access to global hotel networks – Status in the World of Hyatt and SPG loyalty programs – Ability to convert VOIs into a wide range of travel experiences Relaxed. Inspiring. Genuine. OVERVIEW OF BRANDS1 Playful. Inviting. Connected. Personal. Instinctive. Renewal. 41 1 As of December 31, 2016 BRAND Hyatt 650+ hotels with ~171K rooms in more than 55 countries Sheraton 440+ hotels with ~158K rooms in more than 70 countries Westin 210+ hotels with ~81K rooms in more than 35 countries LOYALTY PROGRAM World of Hyatt 650+ hotels in more than 55 countries across 12 brands 8M+ members SPG 1,300+ hotels in 100 countries across 11 brands 21M+ members

Integrated Products and Services Create a Foundation for Future and Recurring Revenue Streams After Initial Purchase of ~75%1 7. Vacation Ownership (villa accommodation) Additional Purchases • • Second sale Vacation Ownership Revenue Associated with management fees, financing, rental, and ancillary revenue 1. Branded Transient Resort Stays On Property 6. Resort Operations On Property • Rental revenues • Retail, F&B and spa revenues • • • Preview package Guest stays Transient rental revenue Retail, F&B and spa revenues Initial Purchase ~$25K or 25%1 5. Management Fees • Home Owners’ Association management fees • Cost-plus sticky contracts that provide brand access 2. Initial VO Purchase (villa accommodation) First Time Buyer 4. Club Services Dues & Fees • VSN and HRC Proprietary Clubs — Club enrollment fees, annual membership dues and transaction fees • Respective Network and Branded Loyalty Program use rights 1 Based on Vistana historical data 3. Consumer Financing Loans to high-quality customers (financing propensity at ~70%) • • • Interest income Origination and servicing fees Attractive spreads of ~10 pts 42

The Westin Lagunamar Ocean Resort, Cancún, Mexico Hyatt Residence Club Maui, Kaanapali Beach, Maui, Hawaii Harborside Resort at Atlantis, Paradise Island, The Bahamas Long and Successful Development Track Record Developed 6K+ Units In 43 Projects Ranging From Master-planned, Large-scale Developments To Hotel Inventory Conversions Development Conversion/Repurpose • Completed several conversion/repurpose projects to date, including: St. Regis Residence Club, Aspen – building conversion in 2003 The Westin St. John Resort Villas – just-in-time conversion of entire hotel The Westin Los Cabos Resort Villas & Spa – repurpose to VO April 2017 Hyatt Residence Club Carmel, Highland Inn – converted hotel into mixed-use resort • Four operating branded hotels slated for future conversion • Expertise includes: Large-scale master planned phased development Purpose-built mixed-use campus Single-site resorts Third-party mixed-use developments Third-party joint venture Just-in-time inventory development 43

Attractive and Growing Resort Portfolio Fueled by Self-Sourced Inventory Completed Inventory1 Inventory Portfolio Product Cost Target of 25% • • • Shelf inventory Projected inventory recovery Inventory purchases from HOA and third-parties $0.9B In Development2 • Approved projects in active design or construction $6.7B Expected sales value of inventory $3.3B Future Development2 • Land held for development, including sequel phases of existing projects • Conversion of operating branded hotels $2.5B 1 “Completed Inventory” yield based on pricing as of Q1 2017, and includes inventory on hand, projected returns due to mortgage receivable defaults in the future, as well as projected purchases through 2019 from existing HOA agreements and other third-party sources for Vistana. 2 Projections for “In Development” and “Future Development” are based on inventory from build-out of current active development projects, additional phases of existing resorts, future development, and future conversion of hotels. Projected yield for these categories include 2% annual price growth and excludes future returns pursuant to GAAP accounting methodology. Yield projections are subject to change due to market dynamics, ongoing review of development, and operational performance within mortgage portfolio, sales and marketing, and resort business lines. 44

Development Focus on Capital-Efficient, Just-in-Time Inventory All Inventory In The Plan Is Self-sourced The Westin Nanea Ocean Villas, Kaanapali, Maui, Hawaii -----102 288 ---------------The Westin Los Cabos Resort Villas & Spa, Los Cabos, Mexico ----------147 ---------------The Westin St. John Resort Villas, U.S. Virgin Islands 36 26 26 --------------------The Westin Desert Willow Villas, Palm Desert, Palm Desert, California 22 22 42 22 16 16 26 The Westin Cancún Resort Villas & Spa, Cancún, Mexico ----------44 ---------------204 The Westin Resort & Spa, Puerto Vallarta, Puerto Vallarta, Jal., Mexico ------------------------------139 Hyatt Residence Club San Antonio, Wild Oak Ranch ----------24 24 24 -----120 Hyatt Residence Club Bonita Springs, Coconut Plantation ---------------24 48 24 168 Sheraton Steamboat Resort Villas, Steamboat Springs, Colorado ----------112 --------------------Sheraton Kauai, Koloa, Hawaii ---------------48 42 36 -----Sheraton Vistana Villages, Orlando, Florida ------------------------------734 Sheraton Broadway Plantation, Myrtle Beach, South Carolina ------------------------------160 Total 58 1,551 2016 to 2020 1,157 units 45 1 For 2015 and 2016 represents the number of units which received a certificate of occupancy in the year. 2 Estimates as of May 19, 2017 represent the number of units expected to receive a certificate of occupancy in the year. Occupancy year may not coincide with receipt of certificate of occupancy. 3 As of March 31, 2017, 273 units were completed 15068311813076 Just-in-Time Inventory Build-Outs and Hotel Conversions All-at-Once Development Projects 20151 20161 2017E2,3 2018E2 2019E2 20202 20212 +

Integration of VO Businesses Generates Synergy Opportunities • Labor/organization structure • Recruiting • Training • Rents • Technology systems • Supplier relationships • Development infrastructure • Securitization • Servicing • Marketing program development • Sales program development • Rental market access 46 FINANCING EFFICIENCIES COST AVOIDANCE & EFFICIENCY REVENUE ENHANCEMENTS

FocusedExecutionDrivesGrowth 47 12016through2020 PRODUCTS •Expandproducst tructure (pointstrusti)nHyatat nd Westina, swelal s exchangeofferings •Completeadditional phasesoef xistingresorts •Expandintonew destinationsandproduct experiences •Explorenext-gen, innovativelifestyle products CAPITAL •Optimizeinventorylevels totargeat pproximately twoyearsoVf Osalesby th endo2f 020 • Developmenftocusona capital-efficientj,ust-in-timeinventorydelivery DISTRIBUTION •Leveragenewly opene domesticand internationasl ales galleries •Open1K+ 1 unitsby 2020ontimeandon budget •Continuetodeploynew technological capabilitiesusingdata sciences OPERATIONS and SYNERGY •Standardizeprocessesand structuresacrossthe VOsegmentocapture synergies •Leverageworld-classtalent andcosttructures •Enhanceandgrowresort operationsandmanagement businessestomaximize additionailncomestreams

48 The Westin Riverfront Mountain Villas, Avon, Colorado

Key Messages – WORLD-CLASS RESORTS and experiences attract high-quality customers Sheraton Mountain Vista Avon, Colorado – FOUNDATION of distribution strategy is based on established and proven methodologies – Expanded tour flow is fueled by the ADDITION OF 1,100+ UNITS – 65%1 of TOUR FLOW comes from on-campus marketing programs – NEW BUYER focus through expanded marketing package offerings The Westin Mission Hills Resort & Villas Rancho Mirage, California – Leveraging TECHNOLOGY through digital and mobile strategies unlocks additional revenue potential 49 1 pro-forma for Vistana 2016 Hyatt Residence Club Carmel, Highlands Inn

Key Messages

– **WORLD-CLASS RESORTS** and experiences attract high-quality customers

– **FOUNDATION** of distribution strategy is based on established and proven methodologies

– Expanded tour flow is fueled by the **ADDITION OF 1,100+ UNITS**

– 65%[1] of **TOUR FLOW** comes from on-campus marketing programs

– **NEW BUYER** focus through expanded marketing package offerings

– Leveraging **TECHNOLOGY** through digital and mobile strategies unlocks additional revenue potential



Sheraton Mountain Vista
Avon, Colorado



The Westin Mission Hills Resort & Villas
Rancho Mirage, California



Hyatt Residence Club Carmel, Highlands Inn

1 pro-forma for Vistana 2016

49

Branded Lifestyle Products Appeal to a Broader Customer Demographic and Increase Share of Wallet Pure points with priority at a variety of resorts provides premium pricing 51 1 packages sold pro-forma for Vistana 2016. 2 rental revenues pro-forma for Vistana 2016 Branded Lifestyle Vacation Ownership MULTI-SITE CLUB DESTINATION RESORT FLOAT Priority access to a premier single-site resort DESTINATION RESORT FIXED Potential alternative to a second home Preview Packages — 50K+ packages sold1 • Specially priced vacation packages • Offered to members of World of Hyatt, SPG, and others • Partner marketing programs; members have an affinity for travel and recognize the Hyatt, Sheraton, and Westin lodging brands Explorer Program — 10K+ packages sold1 • Trial ownership program • Offers resort stay and loyalty points Room Rentals — ~$230M2 gross room revenue • Transient guests • Traditional hospitality marketing channels • Affinity for villa accommodations and resort experiences

Interval International Multiple Usage Options for Owners Creates Transactions and Drives Tour Flow • Trade VOIs for stays at resorts outside Vistana Signature Network, Hyatt Residence Club, Starwood Preferred Guest and World of Hyatt Access to Interval International’s Network of 3K resorts in 80 countries • Exchange into the Interval International Network of ~3,000 resorts Loyalty (World of Hyatt & SPG) • VOI usage rights redeemable at 650+ hotels and other travel options provided by World of Hyatt VOI usage rights redeemable at 1,300+ hotels and other travel options provided by SPG – Owners receive Gold Elite status in SPG program • Convert to World of Hyatt Points or SPG Starpoints and stay at over 650+ and 1,300+ hotels, respectively Travel within respective clubs (16 HRC, 21 VSN resorts) Proprietary Clubs • HRC and VSN provide internal exchange throughout resorts in their respective clubs ILG Vacation Ownership Travel to home club/resort • • Destination resort experience Home resort/club priority booking period 52

Highly Predictive Channels Are a Proven Source of Tour Flow METHODS AND PLATFORMS Segmentation and Response Models Deep experience with direct response marketing yields sophisticated segmentation and response models that are now being leveraged for digital channels Direct Mail and Email Performance-optimized direct mail and email campaigns yield predictable response and conversion rates which enable active management of resort arrival and tour volumes Pre-arrival and Concierge Marketing Site concierge teams provide high-touch service and activities sales for resort guests, creating a relationship which is then extended to invite the guest to participate in a sales tour Community Community marketing efforts drive year-round engagement from owners and registered community members leading to increased digital impressions and offer placements CHANNELS1 (% of Tour Flow) On-Campus Marketing (~65%) Includes our resort villas (~7K) and integrated/in-market hotels • Owner/Vistana Signature Network (VSN), Hyatt Residence Club (HRC): Satisfied owners increase their ownership • Resort guests: show strong yield given brand and destination affinity from resort rental guests • Explorer program: trial program for returning sales guests • Hotel integration and affiliation: guests introduced through concierge relationships and affiliated hotels • Third-party exchange: in-bound guests from external exchange Preview Packages (~20%) Vacation packages offered to members of SPG, World of Hyatt, and other partner marketing programs through alliances with travel and finance companies Off-Premise Marketing (~15%) Off-premise contacts: third-party hotels, theme parks, and freestanding sales centers EMERGING PROGRAMS 53 1 pro-forma 2016 Mobile New inspirational and transactional mobile apps for Hyatt Residence Club, Sheraton Vacation Club, and Westin Vacation Club are in development Call Transfer Licensed hotel brand call centers transfer guests with brand affinity to vacation ownership call centers for vacation package offers Campaign and Offer Platforms Implementation of the campaign and offer management platform used by Interval International will automate personalized marketing campaigns and digital offers

Customer Life Cycle Drives New Buyers and Repeat Sales Additional Purchase Guest Marketing Database Marketing Owner Marketing programs use insights and predictive models to drive owner reservation and owner vacation package arrivals Owner Purchase/ Upgrade Preview Package & Activation Campaign Marketing Automation delivers highly targeted campaigns Owner Update Presentation Resort Arrival Community Marketing leverages User-Generated Content to engage existing customers and drive lead generation Resort CRM platform helps concierge marketing teams provide high-touch service and generate guest tours Concierge Marketing Concierge Marketing 55% of 2016 sales were to existing owners Sales Presentation Owner Resort/System Experience Social Media enables social marketers and brand advocates to influence new customers on Facebook, Twitter, Instagram, and Pinterest Sales Technology and interactive displays provide consistent messaging and robust sales experience Document Administration Owner Services New Owner Experience New Owner Experience team onboarding new owners to ensure their satisfaction through their first ownership stay Online Community HOA & Mortgage Owner Experience Purchase Process 54

Customer Life Cycle Drives New Buyers and Repeat Sales

Owner Marketing programs use insights and predictive models to drive owner reservation and owner vacation package arrivals

Community Marketing leverages User-Generated Content to engage existing customers and drive lead generation

Social Media enables social marketers and brand advocates to influence new customers on Facebook, Twitter, Instagram, and Pinterest



Additional Purchase
Owner Purchase/ Upgrade
Owner Update Presentation
Concierge Marketing
Guest Marketing
Database Marketing
Preview Package & Activation
Resort Arrival
Concierge Marketing
55% of 2016 sales were to existing owners
Sales Presentation
Document Administration
New Owner Experience
HOA & Mortgage
Purchase Process
Online Community
Owner Services
Owner Resort/System Experience
Owner Experience

Campaign Marketing Automation delivers highly targeted campaigns

Resort CRM platform helps concierge marketing teams provide high-touch service and generate guest tours

Sales Technology and interactive displays provide consistent messaging and robust sales experience

New Owner Experience team onboarding new owners to ensure their satisfaction through their first ownership stay

54

Increase in Branded Lifestyle Galleries and Units Drives High-Quality Sales Growth

Selling and marketing out of 26[1] sales galleries at vacation ownership and mixed-use properties. Four new galleries opened in 2015 and four have opened in 2017

Additional marketing operations at 11 Hyatt, Sheraton, and Westin hotels

Revenue Growth Drivers

- Projects in high-demand destination markets command premium pricing
- Annual Tour Flow Growth[3] by 2020
  - 1,100+[2] unit growth yields ~45K additional on-campus tours
  - Preview Package channel tours anticipated to increase ~20K
  - Off-Premise Marketing is anticipated to increase ~10K




EXPERIENCE EVERYTHING
Driven by Innovation
85+
200+
40+



1 As of May 19, 2017. 2 from 1/1/16 to 12/31/20. 3 Growth from 2016 to 2020

55

Distribution and Execution Fuels Vacation Ownership Growth



CONSOLIDATED TOUR FLOW[1]
(IN THOUSANDS)
136
146
155 – 158
188 – 222
2015
2016
2017E
2020E
6–12% CAGR[2]



CONSOLIDATED TIMESHARE CONTRACT SALES[1] (IN MILLIONS)
$380
$430
$470 – $490
$680 – $800
2015
2016
2017E
2020E
12–19% CAGR[2]


The Westin Nanea Ocean Villas
Ka'anapali, Hawaii

56

1 pro-forma results for 2015 and 2016, 2 CAGR from midpoint of 2017 guidance

--. -'!C= - - ... -_.,-- ;\1\/ild O-ak - - · Ranch Hyatt Residence Club Sar( Antoiiio

KeyMessages WELL-POSITIONED FOR PROFITABLE GROWTH – HIGH MARGIN BUSINESS withAdjustedEBITDAmargino~f 25% 1 – Significanct ontributionfrom RECURRING and FEE BASED revenue – VacationOwnershi platformwithstrong EMBEDDED GROWTH AstonLakelandVillageResortS, outhLakeTahoeC, a lifornia – Capitasl tructureprovides FINANCIAL FLEXIBILITY – Balancedcapital llocationstrategyto MAXIMIZE SHAREHOLDER RETURNS – Welpl ositionedtoachieve ROIC EXPANSION 59 1SeeAppendixforeconciliation, 1MarginfotrheninemonthsendedMarch312, 017excl udingcosrteimbursements AquaKauaBi eachResortK, auai,,Hawai‘i

Key Messages

WELL-POSITIONED FOR PROFITABLE GROWTH

- **HIGH MARGIN BUSINESS** with Adjusted EBITDA margin of ~25%[1]
- Significant contribution from **RECURRING** and **FEE BASED** revenue
- Vacation Ownership platform with strong **EMBEDDED GROWTH**
- Capital structure provides **FINANCIAL FLEXIBILITY**
- Balanced capital allocation strategy to **MAXIMIZE SHAREHOLDER RETURNS**
- Well positioned to achieve **ROIC EXPANSION**



Aston Lakeland Village Resort, South Lake Tahoe, California



Aqua Kauai Beach Resort, Kauai, ,Hawai'i

[1]See Appendix for reconciliation, [1]Margin for the nine months ended March 31, 2017 excluding cost reimbursements

59

Diversified and Complementary Businesses with Significant Contribution from Recurring and Fee Based Income Streams 67% 40% Recurring & Fee Based 61 1 All information as of nine months ended March 31, 2017. 2 Excludes cost reimbursement revenue. 3 Revenue minus cost of sales, minus allocated sales and marketing costs; see Appendix for reconciliation Service & Membership Membership-related activities and exchange transactions VO and vacation rental management businesses Consumer Financing Interest income on mortgages receivable and loan servicing fees from unconsolidated entities Sales of Vacation Ownership Sales of Vacation Ownership Products 26% 34% 6% 34% 12% 21% 11% 56% Rental & Ancillary Rental activity such as Getaways, club rentals and hotel revenue for HVO and Vistana, as well as associated resort ancillary revenues Contribution by Business Line1,3 Revenue1,2

Diversified and Complementary Businesses with Significant Contribution from Recurring and Fee Based Income Streams

Rental & Ancillary

Rental activity such as Getaways, club rentals and hotel revenue for HVO and Vistana, as well as associated resort ancillary revenues

Sales of Vacation Ownership

Sales of Vacation Ownership Products

Consumer Financing

Interest income on mortgages receivable and loan servicing fees from unconsolidated entities

Service & Membership

Membership-related activities and exchange transactions

VO and vacation rental management businesses



Revenue[1,2]
Contribution by Business Line[1,3]
26%
34%
6%
34%
40%
Recurring & Fee Based
67%
12%
21%
11%
56%

1 All information as of nine months ended March 31, 2017. 2 Excludes cost reimbursement revenue. 3 Revenue minus cost of sales, minus allocated sales and marketing costs; see Appendix for reconciliation

61

Established Securitization Platform • Expect to fund development plan through securitizations in long term • Between securitizations, will draw on credit facility • Plan ~$300M annual securitizations (2018-2020) Non-recourse financing Track record of successful securitizations ($1.2B since 2009) Plan to include HVO receivables in future securitizations Timeshare securitizations exhibited resilience during the financial crisis • • • • CONSUMER ABS 60+ DAY DELINQUENCIES1 Dec-16 63 1 Standard and Poor’s Financial Services LLC Liquidity Crisis 2016 SECURITIZATION Amount $375M Rating Class A: A+ / A-Class B: BBB+ / BBB Weighted Avg. Interest Rate 2.56% Advance Rate 96.5%

Balanced Capital Allocation Plan with Focus on Organic Growth Objective: Maximize Long Term Shareholder Value 64 Executing Disciplined M&A Strategic, bolt-on deals Returning Cash to Shareholders Dividends & Buybacks Investing in Organic Growth Inventory Spend & Capex

Investing in Organic Growth Expect To Invest A Total Of ~$900M - $950M Leading To Free Cash Flow Of ~$850M - $900M From 2017 Through 2020 Renovations, Sales Galleries and IT Phased Build Out Expansion planned at 6 resorts Developer-owned Resort Assets Additional Sales Galleries Hotel Conversions Plans to convert 4 operating hotels to VO resorts Renovate Hotels to Brand Standards Investment in IT 65 Capex Developer-owned Assets at VO Resorts, Hotel Inventory Spend VOI Assets Which Are Sold

M&A Strategy Proven Consolidator In Shared Ownership Industry 66 CURRENT STRATEGY Acquisition and integration of new business opportunities • Integration of Vistana - On target to achieve $21M synergy run-rate by full year 3, driven by - Revenue enhancements - Cost Avoidance and efficiencies • Compelling New Business Opportunities - Strategic and accretive M&A and JV opportunities - Capital-light structures for VO inventory sourcing in select markets - Targeted Pre-tax IRRs of 20%+ HISTORICAL Successfully diversified business through M&A and JVs in key areas • First Phase - Focused on complementary fee-for-service, asset-light businesses - Rental management (Aqua-Aston) - VO Management (VRI, TPI and VRIE) • Second Phase acquired Hyatt Vacation Ownership and Vistana Signature Experiences - Expanded into VO Development and Sales and Marketing - Provided organic growth engine - Expanded presence to proprietary exchanges - Fortified Interval International

Returning Capital to Shareholders Returned $170M, 80% FCF To Stockholders In 12 Months1 67 1 During twelve months ended March 31, 2017 SHARE REPURCHASES • Expect repurchases to offset dilution of stock-based compensation plans • Opportunistic buybacks DIVIDENDS • Dividend per share increased 50% since instituted in 2012 • Current dividend run rate of $75M / year • Over a multi-year period we expect to keep dividend payout roughly proportional to Adjusted EBITDA and FCF growth

Reaffirming 2017 Guidance: Business Performing In-line with Expectations Assumptions: • • • 6%–8% increase in tour flow 10%–15% growth in consolidated timeshare contract sales $325M securitization ($ Millions) 68 1 As of May 25, 2017. See Appendix for reconciliations These expectations of future performance are for continuing operations and excluded the impact of any potential acquisitions or restructuring activities 2017 Guidance Range1 Revenue (excluding cost reimbursements) $1,390 - $1,490 Adjusted EBITDA $345 - $365 Inventory Spend $215 - $230 Capex $120 - $125 Free Cash Flow $110 - $140

Reaffirming 2017 Guidance: Business Performing In-line with Expectations

Assumptions:

- 6%–8% increase in tour flow
- 10%–15% growth in consolidated timeshare contract sales
- $325M securitization

($ Millions)	2017 Guidance Range[1]
Revenue (excluding cost reimbursements)	$1,390 - $1,490
Adjusted EBITDA	$345 - $365
Inventory Spend	$215 - $230
Capex	$120 - $125
Free Cash Flow	$110 - $140

1 As of May 25, 2017. See Appendix for reconciliations
These expectations of future performance are for continuing operations and excluded the impact of any potential acquisitions or restructuring activities

68

Key Takeaways Adjusted EBITDA allocation strategy shareholder value 70 Strong organic growth fueled by self-sourced, identified growth projects Significant profitability derived from recurring and fee based income streams High margins of ~25% Robust free cash flow and flexible balance sheet to execute on growth plans Significant increase in ROIC driven by earnings growth and shift to capital efficient inventory sourcing model Balanced capital to maximize

iilg.com

Appendix 2017

1. Hyatt Residence Club Carmel, Highlands Inn Carmel, California 2. Hyatt Residence Club Key West, Beach House Key West, Florida 3. Hyatt Residence Club Bonita Springs, Coconut Plantation Bonita Springs, Florida 4. Hyatt Residence Club Aspen Aspen, Colorado 5. Hyatt Residence Club Dorado, Hacienda del Mar Dorado, Puerto Rico 6. Hyatt Residence Club Lake Tahoe, High Sierra Lodge Incline Village, Nevada 7. Hyatt Residence Club Maui, Kāʻanapali Beach Lāhainā, Hawaiʻi 8. Hyatt Residence Club Breckenridge, Main Street Station Breckenridge, Colorado

9. Hyatt Residence Club Beaver Creek, Mountain Lodge Avon, Colorado 10. Hyatt Residence Club Sedona, Piñon Pointe Sedona, Arizona 11. Hyatt Residence Club Sarasota, Siesta Key Beach Siesta Key, Florida 12. Hyatt Residence Club Key West, Sunset Harbor Key West, Florida 13. Hyatt Residence Club San Antonio, Wild Oak Ranch San Antonio, Texas 14. Hyatt Residence Club Key West, Windward Pointe Key West, Florida 15. Hyatt Residence Club Lake Tahoe, Northstar Lodge Truckee, California 16. Hyatt Residence Club at Park Hyatt Beaver Creek Avon, Colorado

1. Sheraton Vistana Resort Orlando, Florida 2. Sheraton Vistana Villages Orlando, Florida 3. Sheraton PGA Vacation Resort Port St. Lucie, Florida 4. Sheraton Broadway Plantation Myrtle Beach, South Carolina 5. Sheraton Desert Oasis Scottsdale, Arizona 6. Sheraton Mountain Vista Avon, Colorado 7. Sheraton Steamboat Resort Villas Steamboat Springs, Colorado 8. Sheraton Kauaʻi Resort Koloa, Hawaiʻi

1. The Westin Kierland Villas Scottsdale, Arizona 2. The Westin Desert Willow Villas Palm Desert, California 3. The Westin Mission Hills Resort & Villas Rancho Mirage, California 4. The Westin Lagunamar Ocean Resort Cancún, Mexico 5. The Westin Los Cabos Resort Villas & Spa Los Cabos, Mexico 6. The Westin St. John Resort Villas U.S. Virgin Islands

7. The Westin Riverfront Mountain Villas Avon, Colorado 8. The Westin Kā‘anapali Ocean Resort Villas Maui, Hawaiʻi 9. The Westin Kā‘anapali Ocean Resort Villas North Maui, Hawaiʻi 10. The Westin Nanea Ocean Villas Maui, Hawaiʻi 11. The Westin Princeville Ocean Resort Villas Kauai, Hawaiʻi 12. The Westin Cancún Resort Villas & Spa* Cancún, Mexico 13. The Westin Resort & Spa, Puerto Vallarta Puerto Vallarta, Mexico * Artist’s rendering. Finished product may vary.

Portfolio of Vistana and HVO Properties Units (1) Resort Name Location Hotel Rooms Completed Units Planned Units (2)(3) Total Units 1 Sheraton Vistana Resort Orlando, FL — 1,566 — 1,566 2 Sheraton Vistana Villages Orlando, FL — 892 734 1,626 3 Vistana Beach Club Jensen Beach, FL — 76 — 76 4 Sheraton PGA Vacation Resort Port St. Lucie, FL — 30 — 305 The Westin Nanea Ocean Villas (4) Maui, HI — 190 200 390 6 The Westin Ka’anapali Ocean Resort Villas Maui, HI — 280 — 280 7 The Westin Ka’anapali Ocean Resort Villas North Maui, HI — 258 — 258 8 The Westin Princeville Ocean Resort Villas Kauai, HI — 173 — 173 9 Sheraton Kauai Resort & Hotel Kauai, HI 394 — 126 126 10 The Westin Lagunamar Ocean Resort Cancun, MX — 290 — 290 11 The Westin Resort & Spa, Cancun (Hotel) Cancun, MX 379 — 248 248 12 The Westin Los Cabos Resort Villas & Spa (4) Los Cabos, MX — 44 103 147 13 The Westin Resort & Spa, Puerto Vallarta (Hotel) Puerto Vallarta, MX 280 — 139 139 14 The Westin St. John Resort Villas St. John, USVI — 226 26 252 15 Harborside Resort at Atlantis (5) Nassau, Bahamas — 198 — 198 16 Sheraton Broadway Plantation Myrtle Beach, SC — 342 160 502 17 The Westin Mission Hills Resort & Villas Rancho Mirage, CA — 158 — 158 18 The Westin Desert Willow Villas, Palm Desert Palm Desert, CA — 178 122 300 19 The Westin Kierland Villas Scottsdale, AZ — 149 — 149 20 Sheraton Desert Oasis Scottsdale, AZ — 150 — 150 21 Sheraton Mountain Vista Avon, CO — 78 — 78 22 The Westin Riverfront Mountain Villas Avon, CO — 34 — 34 23 Lakeside Terrace Avon, CO — 23 — 23 24 Sheraton Steamboat Resort Villas Steamboat Springs, CO 188 53 112 165 Total 1,241 5,388 1,970 7,358 (1) As of April 30, 2017 (2) These properties are entitled for vacation ownership use and are currently in either development, planning or evaluation stages (3) Excludes additional developable land in Florida, Hawaii, St. John, Mexico and Colorado, which are not included in the near term development plans but are under evaluation for longer-term inventory needs (4) Currently under construction (5) Unconsolidated joint venture

Portfolio of Vistana and HVO Properties Vistana portfolio (continued) Units (1) Resort Name Location Completed Units Planned Units Total Units 25 The Phoenician Residences, The Luxury Collection Residence Club Scottsdale, AZ 6 — 6 26 The St. Regis Residence Club, Aspen Aspen, CO 25 — 25 27 St. Regis Residence Club, New York New York, NY 31 — 31 Total 62 — 62 (1) As of April 30, 2017

Portfolio of Vistana and HVO Properties HVO portfolio Units (1) Resort Name Location Hotel Rooms Completed Units Planned Units (2)(3) Total Units 1 Hyatt Residence Club Aspen Aspen, CO — 53 — 53 2 Hyatt Residence Club Sedona, Piñon Pointe Sedona, AZ — 109 — 109 3 Hyatt Residence Club Carmel, Highlands Inn Carmel, CA 48 94 — 94 4 Hyatt Residence Club Lake Tahoe, Northstar Lodge Truckee, CA — 2 — 25 Hyatt Residence Club Beaver Creek, Mountain Lodge Beaver Creek, CA — 50 — 50 6 Hyatt Residence Club at Park Hyatt Beaver Creek Avon, CA — 15 — 15 7 Hyatt Residence Club Breckenridge, Main Street Station Breckenridge, CO — 51 — 51 8 Hyatt Residence Club Bonita Springs, Coconut Plantation Bonita Springs, FL — 72 264 3369 Hyatt Residence Club Key West, Beach House Key West, FL — 74 — 74 10 Hyatt Residence Club Key West, Sunset Harbor Key West, FL — 40 — 40 11 Hyatt Residence Club Key West, Windward Pointe Key West, FL — 93 — 93 12 Hyatt Residence Club Sarasota, Siesta Key Beach Siesta Key, FL — 11 — 11 13 Hyatt Residence Club Maui, Ka’anapali Beach(3) Maui, HI — 131 — 131 14 Hyatt Residence Club Lake Tahoe, High Sierra Lodge Incline Village, NV — 60 — 60 15 Hyatt Residence Club Dorado, Hacienda del Mar Dorado, PR — 81 — 81 16 Hyatt Residence Club San Antonio, Wild Oak Ranch San Antonio, TX — 96 192 288 Total 48 1,032 456 1,488 (1) As of April 30, 2017 (2) These properties are entitled for vacation ownership use and are currently in either development, planning or evaluation stages (3) Unconsolidated joint venture

Sales Galleries Vistana Sales Gallery Name Location 1 The Westin Ka’anapali Ocean Resort Villas Maui, HI 2 The Westin Nanea Ocean Villas Maui, HI 3 The Westin Maui Sales Gallery Maui, HI 4 The Westin Princeville Ocean Resort Villas Kauai, HI 5 Sheraton Kauai Poipu Sales Gallery Kauai, HI 6 Sheraton Vistana Villages Orlando, FL 7 Sheraton Vacation Club Gallery at Sheraton Vistana Villages Orlando, FL 8 Sheraton Vistana Resort Orlando, FL 9 Sheraton Broadway Plantation Myrtle Beach, SC 10 The Westin St. John Resort Villas St. John, USVI 11 Harborside Resort at Atlantis Nassau, Bahamas 12 The Westin Mission Hills Resort & Villas Rancho Mirage, CA 13 The Westin Desert Willow Villas, Palm Desert Palm Desert, CA 14 The Westin Kierland Villas Scottsdale, AZ 15 Sheraton Desert Oasis Scottsdale, AZ 16 The Westin Riverfront Mountain Villas Avon, CO 17 Sheraton Steamboat Resort Villas Steamboat Springs, CO 18 The Westin Lagunamar Ocean Resort Cancun, MX 19 The Westin Resort & Spa, Cancun (Hotel) Cancun, MX 20 The Westin Los Cabos Resort Villas & Spa Los Cabos, MX HVO Sales Gallery Name Location 1 Hyatt Residence Club Maui, Ka’anapali Beach Maui, HI 2 Hyatt Residence Club Sedona, Piñon Pointe Sedona, AZ 3 Hyatt Residence Club Carmel, Highlands Inn Carmel, CA 4 Hyatt Residence Club San Antonio, Wild Oak Ranch San Antonio, TX 5 Hyatt Residence Club Bonita Springs, Coconut Plantation Bonita Springs, FL 6 Key West Sales Gallery Key West, FL As of May 19, 2017

ILG Adjusted EBITDA Nine Months Ended March 31, 2017 Nine Months Ended March 31, 2017 Vacation Ownership Exchange and Rental Consolidated (Dollars in millions) Adjusted EBITDA $ 132 $ 146 $ 278 Non-cash compensation expense (7) (9) (16) Other special items - (34) (34) Other non-operating income, net - 1 1 Acquisition related and restructuring costs (8) - (8) Asset impairments (2) - (2) Impact of purchase accounting (6) - (6) EBITDA 109 104 213 Amortization expense of intangibles (7) (9) (16) Depreciation expense (30) (15) (45) Equity in earnings in unconsolidated entities (4) - (4) Less: Net income attributable to noncontrolling interests 1 - 1 Less: Other special items - 34 34 Less: Other non-operating income, net - (1) (1) Operating income $ 69 $ 113 182 Interest expense (15) Other non-operating income, net 1 Equity in earnings in unconsolidated entities 4 Other special items (34) Income tax provision (34) Net income 104 Net income attributable to noncontrolling interests (1) Net income attributable to common stockholders $ 103 Information herein supplements disclosures on slide titled “Highly Predictable Revenue with Low Capital Intensity and High Margins”

Adjusted EBITDA Margin Nine Months Ended March 31, 2017 Vacation Ownership Exchange and Rental Consolidated (Dollars in millions) Revenue $ 861 $ 464 $ 1,325 Revenue excluding cost reimbursement revenue 675 389 1,064 Operating income 69 113 182 Adjusted EBITDA $ 132 $ 146 $ 278 Margin computations Operating income margin 8% 24% 14% Operating income margin excluding cost reimbursement revenue 10% 29% 17% Adjusted EBITDA margin 15% 31% 21% Adjusted EBITDA margin excluding cost reimbursement revenue 20% 38% 26% Information herein supplements disclosures on slide titled “Highly Predictable Revenue with Low Capital Intensity and High Margins”

Adjusted EBITDA Reconciliations (Dollars in millions) 2012 2013 2014 2015 2016 Adjusted EBITDA $ 157 $ 166 $ 173 $ 185 $ 302 Non-cash compensation expense (11) (10) (11) (13) (18) Other non-operating income (expense), net (2) - 2 4 (7) Prior period item - 3 - - - Acquisition related and restructuring costs - (4) (7) (8) (22) Impact of purchase accounting - - (2) (1) (12) Other special items - - 4 - 163 Loss on extinguishment of debt (19) - - - - EBITDA 125 155 159 166 406 Amortization expense of intangibles (23) (8) (12) (14) (19) Depreciation expense (13) (15) (16) (17) (43) Less: Net income attributable to noncontrolling interest - 1 3 2 2 Equity in earnings from unconsolidated entities - - (5) (5) (5) Other non-operating income (expense), net 2 - (2) (4) 7 Other special items - - - - (163) Loss on extinguishment of debt 19 - - - - Operating income $ 110 $ 133 $ 127 $ 128 $ 185 Interest income 2 - - 1 1 Interest expense (26) (6) (7) (21) (23) Other non-operating income (expense), net (2) - 2 4 (7) Loss on extinguishment of debt (19) - - - Equity in earnings from unconsolidated entities - - 5 5 5 Other special items - - - - 163 Income tax provision (24) (45) (45) (41) (57) Net income $ 41 $ 82 $ 82 $ 75 $ 267 Net income attributable to noncontrolling interest - (1) (3) (2) (2) Net income attributable to common stockholders 41 81 79 73 265 Information herein supplements disclosures on slide titled “ILG Overview”

ILG Contribution by Business Line Nine Months Ended March 31, 2017 Nine Months Ended March 31, 2017 (Dollars in millions) Revenue Cost of Sales Selling and Marketing(1) Contribution by Business Line Service and membership 359 95 22 242 Sales of vacation ownership products, net 358 100 169 89 Rental and ancillary services 283 209 18 56 Consumer financing 64 17 - 47 Cost reimbursements 261 261 - - Contribution by business line 1,325 682 209 434 Information herein supplements disclosures on slide titled “Diversified and Complementary Businesses with Significant Contribution from Recurring and Fee Based Income Streams” (1) Selling and marketing expense is allocated based on revenue proportionally for our E&R segment between service and membership and rental and ancillary revenue line items. All VO segment selling and marketing expense is attributable to sales of vacation ownership products, net.

2017 Outlook 2017 OUTLOOK Current Guidance Low High (Dollars in millions) Adjusted EBITDA $ 480 $ 520 Non-cash compensation expense (24) (24) Depreciation and amortization (86) (86) Interest, net (24) (24) Income tax provision (132) (147) Net income attributable to common stockholders $ 214 $ 239 Current Guidance Low High (Dollars in millions) Operating activities before inventory spend $ 409 $ 409 Inventory spend (155) (132) Net cash provided by operating activities 254 277 Repayments on securitizations (245) (222) Proceeds from securitizations, net of debt issuance costs 326 303 Net securitization activities 81 81 Capital expenditures (75) (68) Free cash flow $ 260 $ 290 Net cash used in investing activities $ (75) $ (68) Net cash used in financing activities $ (101) $ (101) Information herein supplements disclosures on slide titled “Expectations for Strong, Profitable Growth Through 2020 Driven by Consolidated Timeshare Contract Sales”

2020 Target 2020 TARGET Current Guidance Low High (Dollars in millions) Adjusted EBITDA $ 480 $ 520 Non-cash compensation expense (24) (24) Depreciation and amortization (86) (86) Interest, net (24) (24) Income tax provision (132) (147) Net income attributable to common stockholders $ 214 $ 239 Current Guidance Low High (Dollars in millions) Operating activities before inventory spend $ 409 $ 409 Inventory spend (155) (132) Net cash provided by operating activities 254 277 Repayments on securitizations (245) (222) Proceeds from securitizations, net of debt issuance costs 326 303 Net securitization activities 81 81 Capital expenditures (75) (68) Free cash flow $ 260 $ 290 Net cash used in investing activities $ (75) $ (68) Net cash used in financing activities $ (101) $ (101) Information herein supplements disclosures on slide titled “Expectations for Strong, Profitable Growth Through 2020 Driven by Consolidated Timeshare Contract Sales”

Free Cash Flow Reconciliations (Dollars in millions) 2012 2013 2014 2015 2016 Operating Activity before inventory spend $ 80 $ 110 $ 111 $ 143 $ 168 Inventory spend - - - - (175) Net cash provided by operating activities $ 80 $ 110 $ 111 $ 143 $ (7) Repayments on securitizations - - - - (93) Proceeds from securitizations, net of debt issuance costs - - - - 370 Net changes in financing-related restricted cash - - - - (25) Net securitization activities - - - - 252 Capital expenditures (15) (15) (19) (20) (95) Acquisition-related and restructuring payments - 3 - 6 30 Free Cash Flow $ 65 $ 98 $ 92 $ 129 $ 180 Information herein supplements disclosures on slide titled “ILG Overview”

ROIC 2017 OUTLOOK 2020 TARGET Current Guidance Current Guidance Low High Low High (Dollars in millions) (Dollars in millions) Pre-tax ROIC (excludes Goodwill) (+) Total Assets 3,536 3,536 3,830 3,927 (-) Cash 160 160 419 428 (+) Assumed minimum cash balance 50 50 50 50 (-) Non-Interest-Bearing current liabilities 400 400 400 400 (-) Non Recourse Debt 598 598 825 881 (-) Goodwill 558 558 558 558 Invested Capital 1,870 1,870 1,678 1,710 Adjusted EBITDA 345 365 480 520 Depreciation & Amortization 76 76 86 86 Consumer Financing Interest Expense (12) (12) (17) (18) Net Operating Profit Before Tax 281 301 411 452 ROIC 15.0% 16.1% 24.5% 26.4% Information herein supplements disclosures on slide titled “Expectations for Strong, Profitable Growth Through 2020 Driven by Consolidated Timeshare Contract Sales”

ILG Consolidated Timeshare Contract Sales Year Ended December 31, 2016 2015 (Dollars in millions) Sales of vacation ownership products, net $ 306 $ 28 Provision for loan losses 22 2 Percentage of completion (39) - Other items and adjustments (1) (5) (4) Consolidated timeshare contract sales $ 284 $ 26 Information herein supplements disclosures on slide titled “Distribution and Execution Fuels Vacation Ownership Growth” as presented in our 2016 Annual Report on Form 10-K (1) Includes adjustments for incentive, other GAAP deferrals, cancelled sales, fractional sales and other items.

Glossary of Terms Acquisition related and restructuring costs – Represents transaction fees, costs incurred in connection with performing due diligence, subsequent adjustments to our initial estimate of contingent consideration obligations associated with business acquisitions, and other direct costs related to acquisition activities. Additionally, this item includes certain restructuring charges primarily related to workforce reductions, costs associated with integrating acquired businesses and estimated costs of exiting contractual commitments. Adjusted EBITDA – EBITDA, excluding, if applicable: (1) non–cash compensation expense, (2) goodwill and asset impairments, (3) acquisition related and restructuring costs, (4) other non-operating income and expense, (5) the impact of the application of purchase accounting, and (6) other special items. The Company's presentation of adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. Adjusted EBITDA Margin – Adjusted EBITDA divided by revenue excluding cost reimbursement revenue Consolidated timeshare contract sales – Total timeshare interests sold at consolidated projects pursuant to purchase agreements, net of actual cancellations and rescissions, where we have met a minimum threshold amounting to a 10% down payment of the contract purchase price during the period. Consumer financing revenue – Includes interest income on vacation ownership mortgages receivable, as well as loan servicing fees from unconsolidated entities. Cost reimbursements – Represents the compensation and other employeerelated costs directly associated with managing properties that are included in both revenue and cost of sales and that are passed on to the property owners or homeowner associations without mark-up. Cost reimbursement revenue of the Vacation Ownership segment also includes reimbursement of sales and marketing expenses, without mark-up, pursuant to contractual arrangements. Management believes presenting gross margin without these expenses provides management and investors a relevant period-overperiod comparison. Developer Margin –Sales of vacation ownership products, net, minus cost of vacation ownership products, net, and vacation ownership segment selling and marketing expense, divided by sales of vacation ownership products, net. EBITDA – Net income attributable to common stockholders excluding, if applicable: (1) non-operating interest income and interest expense, (2) income taxes, (3) depreciation expense, and (4) amortization expense of intangibles. Free cash flow – is defined as cash provided by operating activities less capital expenditures and repayment activity related to securitizations, plus net changes in financing-related restricted cash and proceeds from securitizations (net of fees). This metric also excludes certain payments unrelated to our ongoing core business, such as acquisition-related and restructuring expenses.

Glossary of Terms (continued) Impact of the application of purchase accounting – represents the difference between amounts derived from the fair value remeasurement of assets and liabilities acquired in a business combination versus the historical basis. We believe generally this is most meaningful through the first full calendar year subsequent to an acquisition. Management fee revenue – Represents vacation ownership property management revenue earned by our Vacation Ownership segment exclusive of cost reimbursements. Membership fee revenue – Represents fees paid for membership in the Interval Network, Vistana Signature Network and Hyatt Residence Club. Net leverage – Long term debt (excluding issuance costs) minus cash and cash equivalents divided by Adjusted EBITDA. Other special items – consist of other items that we believe are not related to our core business operations. Rental and ancillary services revenue – Includes our rental activities such as Getaways, club rentals and owned hotel revenues, as well as associated resort ancillary revenues. Rental management revenue – Represents rental management revenue earned by our vacation rental businesses within our Exchange and Rental segment, exclusive of cost reimbursement revenue. Resort operations revenue – Pertains to our revenue generating activities from rentals of owned vacation ownership inventory (exclusive of lead– generation) along with ancillary resort services, in addition to rental and ancillary revenue generated by owned hotels. Return on Invested Capital (“ROIC”) – Adjusted EBITDA, less depreciation and amortization, divided by average net assets less cash in excess of $50M, non-interest bearing current liabilities, and goodwill. Both numerator and denominator exclude the impact of securitizations. Sales of vacation ownership products, net – Includes sales of vacation ownership products, net, for HVO and Vistana. Service and membership revenue – Revenue associated with providing services including membership-related activities and exchange transactions, as well vacation ownership and vacation rental management businesses. Tour flow – Represents the number of sales presentations given at sales centers (other than at unconsolidated properties) during the period. Transaction revenue – Interval Network, Vistana Signature Network and Hyatt Residence Club transactional and service fees paid primarily for exchanges, Getaways, reservation servicing and related transactions. Volume per guest – Consolidated timeshare contract sales divided by tour flow during the period.

Biography Craig Nash Chairman, President & CEO Craig M. Nash has served as chairman of the board, president, and CEO of ILG since its inception in 2008. In this role, he leads the development and execution of the company’s global strategy. Previously, he held a series of increasingly significant positions with Interval International, including general counsel, president, and chief executive officer. He joined the company in 1982. As an attorney, Nash has been instrumental in establishing the framework of state regulation for vacation ownership in the United States. Over the past 30 years, he also has been an active participant in the legislative and regulatory initiatives of the American Resort Development Association (ARDA), the trade organization representing the industry, as well as in similar efforts in jurisdictions around the world. He is a member of ARDA’s board of directors and its Executive Committee.

Biography Jeanette Marbert EVP & COO Jeanette E. Marbert is executive vice president and chief operating officer for ILG’s exchange and rental segment. She is also responsible for worldwide human resources, legal, information technology, and communications, as well as overseeing certain ILG management functions. In addition, Marbert plays a significant role in merger and acquisition initiatives, along with the integration of new business units. Previously, Marbert held executive positions with Interval International, including general counsel and chief operating officer. She joined the company in 1984.

BiographySerge Rivera Director, ILG, President & CEO, VO Sergio D. Rivera is president and CEO for ILG’s vacation ownership segment. He is responsible for driving the continued growth, strategic direction, and overall performance of Vistana Signature Experiences and Hyatt Vacation Ownership. Prior to joining ILG, Rivera was president of the Americas for Starwood Hotels & Resorts Worldwide, Inc. He was previously co-president of the Americas for Starwood Hotels & Resorts from 2012 to 2014, and then president and CEO of Starwood Vacation Ownership (now Vistana Signature Experiences). Earlier in his career, Rivera held progressively senior management roles within Starwood, including controller, vice president of sales and marketing, senior vice president of international operations, and president of global real estate. He began his tenure with Starwood through its predecessor company, Vistana Resorts, in 1989. Rivera is currently a director of Welltower, Inc., a NYSE-listed REIT that invests with leading senior housing operators, post-acute providers, and health systems. He is also a member of the Urban Land Institute, trustee of The Nature Conservancy Florida Chapter, a member of the University of Central Florida Rosen College of Hospitality Management Advisory Board, as well as the Florida International University Chaplin School of Hospitality & Tourism Management Dean’s Advisory Council. He holds a bachelor’s degree in finance and a master’s degree in business administration from Florida International University.

Biography Steve Williams Chief Commercial Officer, VO Stephen G. Williams is chief commercial officer for ILG’s vacation ownership segment and has responsibility for leading all revenue generating platforms as well as oversight of brand management, customer loyalty, and resort operations for Vistana Signature Experiences (Vistana) and Hyatt Vacation Ownership. Previously, Williams served as chief operating officer for Vistana (formerly Starwood Vacation Ownership), where he had overall responsibility for leading the company, directing operations, brands, development, finance, design, and customer and owner relationships. He began his career at Vistana in 2000 as senior vice president of sales and marketing, with a focus on sales distribution and marketing strategies. Williams started in the resort industry in 1980 with Eaton International Corporation, as well as Fairfield Communities, Inc. He also served in increasingly senior sales and marketing roles with Marriott Vacation Club International, including project director and regional vice president, sales and marketing. Williams holds a bachelor’s degree in business administration/marketing from Loyola University of Chicago.

Biography Bill Harvey EVP & CFO William L. Harvey joined ILG as chief financial officer in 2008. He has an extensive background in finance, including expertise in the areas of treasury, cash management, bank compliance, internal audit, accounting, and SOX. Previously, he served in senior corporate financial roles and was a partner at Deloitte & Touche. A graduate of Florida State University, he is a certified public accountant.

Biography Lily Arteaga VP Investor Relations Lily A. Arteaga has served as vice president of investor relations at ILG since 2015. Prior to joining ILG, she served as vice president of corporate development at Grupo Iberostar, a global hospitality company and leading operator of all-inclusive resorts. Previously, Arteaga spent nine years as director of investor relations for publicly traded gaming company Codere. She was recognized on several occasions by Institutional Investor as a leading IR professional in the European leisure and hotel sector. Arteaga earned her bachelor’s degree from the Georgetown University School of Foreign Service and a master’s in business administration from Columbia University.